UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2021

ENXNET INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-30675	73-1561193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7450 S Winston Ave - Tulsa, Ok	74136
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 494-0004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00005	EXNT	OTC Pink

Item 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On July 30, 2021, EnXnet, Inc, (the “Company”) was informed by MaloneBailey, LLP (“MB”) that effective immediately MB resigns as the Company’s independent registered public accounting firm from all engagements with or for the Company.

The reports of MB on the Company’s consolidated financial statements for the Company’s years ended March 31, 2019 and 2018 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle, except with respect to an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended March 31, 2019 and 2018 and through July 30, 2021, the period during which the MB was engaged as the Company’s independent registered public accounting firm, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MB, would have caused MB to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K, except for the material weaknesses described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended March 31, 2019.

The Company has provided MB with a copy of the foregoing disclosure and requested that MB furnish the Company with a letter (the “Consent Letter”) addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. MB has issued the Consent Letter which is attached herein as Exhibit 16.3.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit	Description
16.2	Form of MaloneBailey LLP letter to the Board of Directors of Enxnet, Inc., dated July 30, 2021
16.3	MaloneBailey, LLP Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENXNET, INC.

(the “Registrant”)

BY: RYAN CORLEY

Ryan Corley, President, Principal Executive Officer and a member of the Board of Directors